Exhibit 10.1

GREENWOOD FINANCIAL INC.

FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is dated as of February 11, 2009 and entered into by and among GREENWOOD FINANCIAL INC., a Delaware corporation (“Master Borrower”), the entities identified on Schedule A attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the financial institutions listed on the signature pages hereof (“Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Agent”), and is made with reference to (i) that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Obligors, Lenders and Agent and (ii) that certain Security Agreement dated as of September 30, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Obligors and Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement or Security Agreement, as applicable.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Loan Agreement and Security Agreement as specifically provided for herein; and

WHEREAS, Obligors, Lenders and Agent deem it advisable to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.              AMENDMENTS TO THE LOAN AGREEMENT

1.1          Amendments to Article I:  Definitions.

A.            Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order.

“Collateral Account” a deposit account in the name of Guarantor located with the Agent and under the sole dominion and control of Agent.

“Defaulting Lender” has the meaning assigned to such term in Section 11.13.

“First Amendment” means that certain First Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of February 11, 2009.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

B.            Subsection 1.1 of the Loan Agreement is hereby further amended by deleting the definition of “Applicable Spread”, “Facility Amount”, “Letter of Credit”, “Letter of Credit Advance”, “Letter of Credit Sublimit”, “Liquidity”, “Notice of Borrowing” and “Revolving Sublimit” therefrom in their entirety and substituting the following therefor:

“Applicable Spread” means 5.25% per annum.”

“Facility Amount” means $405,000,000, or such lower amount resulting from a permanent reduction in the Facility Amount in accordance with the terms of this Agreement; provided that the Facility Amount shall be permanently reduced to $375,000,000 on July 16, 2009 if the Facility Amount has not otherwise been reduced to or below $375,000,000 in accordance with the terms of this Agreement prior to July 16, 2009.  In each case, the Facility Amount includes the Revolving Sublimit, the Letter of Credit Sublimit and the Swing Line Limit.

“Letter of Credit” means (a) each letter of credit identified on Schedule 1.1D which has heretofore been issued with respect to a Borrowing Base Project, or to developments previously completed by a Borrower, or to an Eligible Project that secures the Line of Credit and satisfies the requirements of Section 4.1.11, or which is a Financial Letter of Credit, (b) each letter of credit issued by Agent on behalf of the Lenders for the benefit of Borrower that are to be issued by Agent to be for the purpose of providing security, including for the benefit of the issuer of a surety or performance bond, for (i) the construction by a Borrower of Improvements and other municipal and public facilities related to Borrowing Base Projects deemed to be financed under the Revolving Sublimit by their inclusion in the Borrowing Base, (ii) maintenance by a Borrower of Improvements and other municipal and public facilities related to the Borrowing Base Projects financed under the Revolving Sublimit, and (iii) deposits under purchase contracts for residential land to which a Borrower is a party, as permitted by Section 8.5, but excluding deposits for Real Estate subject to a purchase money mortgage constituting a Permitted Lien, and (c) any letter of credit issued by Agent in favor of any bank that is not a Lender to secure any Borrower’s reimbursement obligations on account of letters of credit and tri-party agreements issued by such bank of the type described in clause (b)(i) or (b)(ii) of this definition or in the definition of “Tri-Party” Agreement contained herein, as identified on Schedule 1.1.D.  Notwithstanding the foregoing, no Letter of Credit may be issued in connection with any Joint Venture or any Person that is not a Borrower or a Guarantor, except that Issuer may issue Letters of Credit solely to the extent required to comply with the reserve requirements under the OHI Financing Subordinated Debt in an aggregate amount not to exceed $7,500,000.

“Letter of Credit Advance” has the meaning defined in Section 2.1.4.5.

“Letter of Credit Sublimit” means $30,000,000.

“Liquidity” means, at any time, the sum of all (i) Cash,  cash from the sale of settled Units due from title companies, and Cash Equivalents of Guarantor and all Borrowers, each on a consolidated basis plus (ii) the amount by which the then-current Borrowing Base Availability exceeds the then-outstanding principal balance of the Loans plus Swing Line Loans minus (iii) the amount by which the then-outstanding principal balance of the Loans plus Swing Line Loans exceeds the then-current Borrowing Base Availability.

“Notice of Borrowing” means a written notice from a Borrower to Agent, in the appropriate form that is attached hereto as Exhibit 1.1F, requesting that a Loan or a Swing Line Loan in a specified amount be advanced to such Borrower on a specified Funding Date.

“Revolving Sublimit” means $405,000,000; provided that the Revolving Sublimit shall be permanently reduced to $375,000,000 on July 16, 2009.

1.2          Amendment to Article II:  Amounts and Terms of the Facility; Security for the Facility.

A.            Subsection 2.1.3 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“2.1.3      Amount and Availability of Letters of Credit and Tri-Party Agreements.  Provided that no Event of Default has occurred and is continuing, and subject to the terms and conditions set forth herein, Borrowers may request, and Agent, pursuant to this Section 2.1.2 shall issue or execute on behalf of the Lenders; (i) Letters of Credit or Tri-Party Agreements to assure Governmental Authorities of the completion of Improvements that are to be constructed in Projects and financed with the proceeds of Loans, but only if in each instance Agent’s liability under such Letter of Credit or Tri-Party Agreement is subject to periodic reduction by the beneficiary thereof as construction of the subject Improvements is completed (including Letters of Credit issued for the benefit of the issuer of a surety or performance bond issued for any purpose described in this clause (i)), (ii) Letters of Credit to assure Governmental Authorities that Borrowers will perform their maintenance obligations with respect to Improvements financed with the proceeds of Loans (including Letters of Credit issued for the benefit of the issuer of a surety or performance bond issued for any purpose described in this clause (ii)), (iii) Letters of Credit that are in lieu of cash deposits under agreements of sale for the purchase of Real Estate, Lots or Units by Borrowers permitted pursuant to Section 8.5 and not subject to purchase money mortgage other than those securing the Indebtedness, (iv) Letters of Credit issued as a replacement or extension of any Letter of Credit identified on Schedule 1.1D to the extent any such Letter of Credit does not otherwise fall under clauses (i), (ii), (iii) or (v) so long as such Letter of Credit is related to an Eligible Project that secures the Line of Credit and satisfies the requirements of Section 4.1.11, or such Letter of Credit has heretofore been issued with respect to a Borrowing Base Project or with respect to developments previously completed by a Borrower, and (v) Letters of

Credit solely to the extent required to comply with the reserve requirements under the OHI Financing Subordinated Debt in an aggregate amount not to exceed $7,500,000.  Letters of Credit of the type described in clauses (iii) and (v) are sometimes referred to in this Agreement as “Financial Letters of Credit.”  Each Letter of Credit identified on Schedule 1.1D also shall be deemed to have been issued on behalf of the Lenders.  No Letter of Credit or Tri-Party Agreement shall be issued or executed by Agent if, as a result thereof, (x) the aggregate liability of Agent and all other Issuers under all Letters of Credit and Tri-Party Agreements then outstanding or in effect would exceed the Letter of Credit Sublimit or (y) the aggregate liability of Agent under all outstanding Financial Letters of Credit would exceed $15,000,000.”

B.            Section 2.1.4.3 of the Loan Agreement is hereby amended by deleting “No Letter of Credit shall be issued” and substituting “No Letter of Credit shall be issued or renewed”.  Section 2.1.4.3 is hereby further amended by deleting “to be held as cash Collateral” and substituting “to be held as cash collateral in the Collateral Account” therefor.

C.            Section 2.1.4.4 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor and adding the following new Section 2.1.4.5 thereafter:

“2.1.4.4   No Letter of Credit shall be issued or renewed or Tri-Party Agreement executed or maintained while any Lender is a Defaulting Lender except if the Borrowers have delivered to Agent good funds equal to each such Defaulting Lender’s Pro Rata Share of such Letter of Credit or Tri-Party Agreement, to be held as cash collateral in the Collateral Account for Borrowers’ reimbursement obligations and other Indebtedness.

2.1.4.5     Any payment made by any Issuer pursuant to a Letter of Credit or Tri-Party Agreement that is not reimbursed within three (3) Business Days of such payment date shall be deemed to be a Loan (or, as provided in this Section 2.1.4.5 a Letter of Credit Advance) that was requested by Borrowers pursuant to Section 2.1.1, notwithstanding that Borrowers did not provide Agent with a Notice of Borrowing.  If any Letter of Credit or Tri-Party Agreement was issued, renewed, executed or maintained while any Lender was a Defaulting Lender, then (x) the Agent shall apply cash collateral from the Collateral Account as reimbursement of such payment in the amount of the Pro Rata Share of each Lender that was a Defaulting Lender at the time the subject Letter of Credit or Tri-Party Agreement was issued, renewed, executed or maintained and (y) the Loan deemed made in the preceding sentence shall be apportioned among those Lenders that were Non-Defaulting Lenders at the time the subject Letter of Credit or Tri-Party Agreement was issued, renewed, executed or maintained based on their Pro Rata Share of the amount of the Letter of Credit or Tri-Party Agreement issued, such that the Issuer is completely reimbursed by such Loan for the payment made under such Letter of Credit or Tri-Party Agreement.  If the making of a Loan as the result of a drawing under a Letter of Credit or a demand for payment under a Tri-Party Agreement would cause the aggregate amount of all outstanding Loans to exceed the then-current Borrowing Base Availability, the amount of such excess shall be deemed to be a “Letter of Credit Advance.”

D.            Section 2.3.1 of the Loan Agreement is hereby amended by renumbering the existing Section 2.3.1.7 as 2.3.1.8 and adding the following new Section 2.3.1.7 before the new Section 2.3.1.8 therein:

“2.3.1.7   Within one Business Day after receipt of any Refund Collateral (as defined in the Security Agreement) by any Borrower or Guarantor, the Borrower shall prepay the Loans in an aggregate amount equal to the Refund Collateral (as defined in the Security Agreement).  Any Refund Collateral received directly by Agent shall be applied to the Indebtedness and Agent shall provide notice of receipt of such Refund Collateral to Master Borrower.”

E.             Section 2.3.2.1 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“2.3.2.1   Each Letter of Credit Advance must be repaid on the first to occur of (i) 5 Business Days after the Letter of Credit Advance was made, (ii) the Maturity Date or (iii) the date when the Borrowing Base Availability next exceeds the aggregate outstanding principal balance of all Loans (whether as a result of an increase in Borrowing Base Availability or repayment of a prior Loan), in which event the outstanding Letter of Credit Advances shall be repaid with the proceeds of a Loan to the extent then available under the Line of Credit, such Loan to be applied to outstanding Letter of Credit Advances in the order in which they were made.  Each such Loan, to the extent a new Loan may then be borrowed pursuant to Section 2.1.1, shall be made automatically by the Lenders, without receipt of a Notice of Borrowing from Borrowers, and except as aforesaid no Loan shall be made at a time when any Letter of Credit Advance is outstanding.  If any Letter of Credit or Tri-Party Agreement was issued, renewed, executed or maintained while any Lender was a Defaulting Lender, then the Loan deemed made to repay a related Letter of Credit Advance shall be apportioned among those Lenders that were Non-Defaulting Lenders at the time the subject Letter of Credit or Tri-Party Agreement was issued, renewed, executed or maintained based on their Pro Rata Share of the amount of the Letter of Credit or Tri-Party Agreement issued such that the Issuer is completely reimbursed by such Loan for the Letter of Credit Advance relating to such Letter of Credit or Tri-Party Agreement.”

F.             Section 2.3.3.1 of the Loan Agreement is hereby amended by adding the following new sentence the end thereof:

“If the amount of any Swing Line Loan was reduced pursuant to 2.1.2 by a Defaulting Lender’s Pro Rata Share thereof, then the Loan deemed made to repay such Swing Line Loan shall be apportioned among those Lenders that were Non-Defaulting Lenders at the time such Swing Line Loan was requested based on their Pro Rata Share of the amount of the Swing Line Loan requested such that the Swing Line Lender is completely reimbursed by such Loan for the Swing Line Loan being repaid.”

1.3          Amendments to Article III:  Notice of Borrowing; Borrowing Base; Borrowing Base Availability.

A.            Section 3.3.2.4 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“3.3.2.4   The maximum Borrowing Base Availability attributable to Asset Class (ii), including model Units, determined on the basis of any Borrowing Base Certificate (a) that is delivered before July 31, 2009 in accordance with Section 3.4 shall not exceed 58% and (b) that is delivered on or after July 31, 2009 in accordance with Section 3.4 shall not exceed 45%, in each case of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on any such Borrowing Base Certificate.”

B.            Section 3.3.2.5 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“3.3.2.5   The maximum percentage of Borrowing Base Availability attributable to Asset Classes (iii), (iv) and (v), based on Borrowing Base Certificates (a) delivered before July 31, 2009, shall be 65%, and (b) delivered on or after July 31, 2009 shall be 55%, in each case of the total Borrowing Base Availability as shown thereon; provided that at no time shall Borrowing Base Availability attributable to Asset Classes (iii), (iv) and (v) exceed the following (with such limitations to be reduced dollar for dollar at the time and in the amounts of any impairments with respect to assets in Asset Classes (iii), (iv) and (v) and included in the Borrowing Base taken by Borrowers):

(i)            Beginning with the Borrowing Base Certificate delivered on or after the First Amendment Effective Date: $235,000,000;

(ii)           Beginning with the Borrowing Base Certificate delivered on or after July 31, 2009: $200,000,000; and

(iii)          Beginning with the Borrowing Base Certificate delivered after September 30, 2009: $190,000,000.”

1.4          Amendments to Article IV: Conditions of Lending.

A.            Section 4.1.3 of the Loan Agreement is hereby amended by deleting the reference to “30 days after the Closing Date” and substituting “10 Business Days after the First Amendment Effective Date” therefor.

B.            Section 4.1.11 of the Loan Agreement is hereby amended by deleting the reference to “90 days after the Closing Date” and substituting “45 days after the First Amendment Effective Date” therefor.

C.            Section 4.3.5 of the Loan Agreement is hereby amended by deleting the reference to “$32,500,000” and substituting “$15,000,000” therefor.

1.5          Amendments to Article VI: Affirmative Covenants.  Section 6.1 of the Loan Agreement is hereby amended by deleting paragraph 6.1.9 in its entirety and substituting the following therefor:

“6.1.9      Within fifteen (15) days after the end of each Fiscal Quarter, an aging report of all Lots owned by any Borrower, and within twenty (20) days after the end of each Fiscal Quarter, a consolidated list of all accounts payable of any Borrower, and an aging report of such accounts payable.”

1.6          Amendments to Article VII:  Negative Covenants.

A.            Section 7.9 of the Loan Agreement is hereby amended by deleting paragraphs, (i) and (ii) therein and substituting the following therefor:

“(i)          [Intentionally Omitted];

(ii)           [Intentionally Omitted];”

B.            Subsection 7.10 of the Loan Agreement is hereby amended by deleting the references to “$32,500,000” and substituting “$15,000,000” therefor.

1.7          Amendments to Article VIII: Financial Covenants.

A.            Section 8.2 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.2         Consolidated Tangible Net Worth.  As of the last day of any Fiscal Quarter, the Consolidated Tangible Net Worth of the Guarantor shall not be less than $25,000,000; provided that such covenant amount shall be (I) reduced by the sum of, without duplication (x) any impairments or other charges under GAAP on assets in the Borrowing Base taken by the Guarantor and recorded in respect of the fiscal quarters ended December 31, 2008 and March 31, 2009, plus (y) any additional Deferred Tax Asset valuation allowance reserves recorded in respect of the fiscal quarters ended December 31, 2008 and March 31, 2009, plus (z) any impairments or write-offs relating to tangible assets or pre-acquisition costs not contained in the Borrowing Base recorded in respect of the fiscal quarters ended December 31, 2008 and March 31, 2009 (provided that the aggregate reduction pursuant to this clause (I) shall not exceed $15,000,000) and (II) increased by the sum of, without duplication (1) any favorable adjustment to the Deferred Tax Asset valuation allowance recorded in respect of the fiscal quarters ended December 31, 2008 and March 31, 2009 plus (2) 50% of positive quarterly net income after March 31, 2008 plus (3) 50% of any Net Securities Proceeds received by the Borrowers and Guarantor after March 31, 2008.”

B.            Section 8.5 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.5         Real Estate Acquisitions.  No Borrower or Guarantor shall purchase any Real Estate, Lots or Units after the Closing Date, except for Improved Land (i.e., finished Lot takedowns and/or controlled rolling Lot options) purchased by the Borrower in the normal course of business, consistent with the projections provided to the Lenders.”

C.            Section 8.7 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.7         Cash Flow From Operations.  As of the last day of each of the following Fiscal Quarters, the Cash Flow Coverage Ratio shall be greater than or equal to:

Fiscal Quarter Ending	Applicable Ratio

December 31, 2008	1.25:1.00
March 31, 2009	0.40:1.00
June 30, 2009	0.50:1.00
September 30, 2009 and thereafter	0.65:1.00”

D.            Section 8.8 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“8.8         Liquidity.  The Liquidity at all times shall be not less than $10,000,000.”

1.8          Amendments to Article IX: Events of Default.  Section 9.2 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“9.2         The failure of Borrowers to observe or perform any promise, covenant, warranty, obligation, representation or agreement in this Agreement or in any other Loan Document, or in any other document evidencing or securing any of the Indebtedness or the repayment thereof (and not specifically addressed in the other Sections of this Article IX), within fifteen (15) days after written notice from Agent; provided that the notice and cure period contained in this Section 9.2 shall not apply to the breach of any covenant or obligation contained in Sections 3.4, 6.5, 7.1, 7.2, 7.3, 7.6, 7.9 or 7.10 or in Article VIII (other than Section 8.8), or to any other failure that, by its nature, is not susceptible to being cured by Borrowers or Guarantor; provided further that the notice period contained in this Section 9.2 shall not apply to a breach of the covenant set forth in Section 8.8 and a breach of the covenant set forth in Section 8.8 shall constitute an Event of Default only if not cured within five (5) Business Days after the occurrence of such breach.”

1.9          Amendments to Article XI: The Agent.

A.            Section 11.13 of the Loan Agreement is hereby amended by deleting “or” before clause (iv) therein and adding the following new clause (v) after clause (iv): “, or (v) has been placed under a receivership or conservatorship by the Federal Deposit Insurance Corporation”.

B.            Section 11.13.1 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“11.13.1  The Defaulting Lender’s right to participate in the administration of the Loan and the Loan Documents, including without limitation, any rights to vote upon, consent to or direct any action of Agent or Lenders shall be suspended and such rights shall not be reinstated unless and until such default is cured and the Defaulting Lender shall be deemed to have acted with respect to such specific matter in the same manner as the majority of other Lenders (other than the Defaulting Lenders) that have expressly voted, consented or withheld consent, or directed any action of Agent or Lenders; provided that if Agent is a Defaulting Lender, Agent shall continue to have all rights provided for in this Agreement with respect to the administration of the Loan, unless Requisite Lenders vote to remove and replace such Agent as provided in Section 11.9.”

C.            Section 11.13 of the Loan Agreement is hereby further amended by adding the following new Section 11.13.6 before the last paragraph therein:

“11.13.6  Notwithstanding anything in Section 2.12.6 to the contrary, if any Defaulting Lender has failed to advance its Pro Rata Share of the Loans requested by Borrower and its share of outstanding Loans is less than its Pro Rata Share, (a) interest payments received by Agent shall be apportioned to each Lender based on its share of outstanding Loans made and not its Pro Rata Share, and (b) so long as no Event of Default has occurred and is continuing, principal payments received by Agent shall not be made to a Defaulting Lender and, instead, the portion of such principal payment otherwise payable to a Defaulting Lender shall be paid over to Master Borrower; provided that after an Event of Default has occurred and is continuing, principal payments received by Agent shall not be made to a Defaulting Lender and, instead, shall be apportioned proportionately to the Non-Defaulting Lenders until their outstanding Loans are reduced to a level such that each Lender’s share of the outstanding Loans is the same as its Pro Rata Share.”

1.10        Amendments to Article XIII: Miscellaneous.  Section 13.9.2.1(ii) of the Loan Agreement is hereby amended by deleting the reference to “$10,000,000” and substituting “$5,000,000” therefor.

1.11        Modification of Schedules.

A.            Commitments.  Schedule 1.1B to the Loan Agreement is hereby amended by deleting said Schedule 1.1B in its entirety and substituting in place thereof a new Schedule 1.1B in the form of Schedule 1.1B to this Amendment.

B.            Existing Letters of Credit.  Schedule 1.1D to the Loan Agreement is hereby amended by deleting said Schedule 1.1D in its entirety and substituting in place thereof a new Schedule 1.1D in the form of Schedule 1.1D to this Amendment.

1.12        Substitution of Notice of Borrowing Exhibit.  Exhibit 1.1F to the Loan Agreement is hereby amended by deleting said Exhibit 1.1F in its entirety and substituting in place thereof a new Exhibit 1.1F in the form of Exhibit 1.1F to this Amendment.

Section 2.              AMENDMENTS TO SECURITY AGREEMENT

2.1          Section 4(a)(ii) of the Security Agreement is hereby amended by deleting “subject to the provisions of Section 6(f),” therein.

2.2          Section 5(a) of the Security Agreement is hereby amended by deleting it in its entirely and substituting the following therefor:

“(a)         within one Business day after the receipt of any Refund Collateral by a Borrower or Guarantor, immediately make a voluntary prepayment of the Loans in the amount of such Refund Collateral.”

2.3          Section 5 of the Security Agreement is hereby further amended by adding “; and” at the end of paragraph (e) and adding the following paragraph (f) at the end thereof:

“(f)          give Secured Party notice within five (5) Business Days of any filing of (i) an amended tax return requesting a refund of federal or state taxes or (ii) a refund claim requesting a refund of federal or state taxes.”

2.4          Section 6(f) of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(f)          to file with the Internal Revenue Service and the United States Department of the Treasury and any equivalent state agency executed powers of attorney provided by Grantors in accordance with Section 4 of this Agreement, to take all action necessary to receive payments from the federal and any state government with respect to such Collateral, and to exercise any and all authority granted by any executed Department of Treasury Form 234, General Power of Attorney By a Corporation For the Collection of Certain Checks Drawn on the United States Treasury, and any equivalent forms issued by any state taxing authority provided by Grantors in accordance with Section 4 of this Agreement.”

2.5          Section 9 of the Security Agreement is hereby amended by inserting “and” before clause (iv) and deleting clause (v) therein.

2.6          Section 21(a) of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(a)         Each capitalized term used in this Agreement that is not defined in this Agreement but is defined in the Credit Agreement shall have the meaning set forth in the Credit Agreement .  Each capitalized term used in this Agreement that is not defined in this Agreement or the Credit Agreement, but that is defined in the UCC, including, without limitation, the terms “Chattel Paper”, “Documents”, “Instruments”, “Proceeds, “Records”, and any terms included in the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in the UCC.”

2.7          Section 21(b) of the Security Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Pledge Supplement” means an instrument, in form and substance satisfactory to Secured Party, pledging to, and granting a security interest in, any additional Pledged Debt favor acquired or obtained by Grantor after the date of this Agreement (or, in the case of any Additional Grantor, the Counterpart executed and delivered by such Grantor).

“Secured Obligations” has the meaning set forth in Section 2 hereof.”

Section 3.              CONDITIONS TO EFFECTIVENESS

 Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.            On or before the First Amendment Effective Date, Obligors shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1.             A Subsistence Certificate for Master Borrower and Guarantor, issued within thirty (30) days prior to the First Amendment Effective Date, from the state of such entity’s formation and all jurisdictions in which Master Borrower or Guarantor is required to register as a foreign corporation, limited partnership or limited liability company;

2.             A certificate, dated as of the First Amendment Effective Date of the respective Secretary, general partner, manager or members of each Borrower and Guarantor, certifying that there have been no changes to its respective Organizational Documents delivered to Lenders on September 30, 2008;

3.             Certified copies of all corporate, limited partnership and limited liability company action (as appropriate) taken by Borrowers and Guarantor, including resolutions of their respective Boards of Directors, authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date;

4.             An incumbency and signature certificate (dated as the date of this Agreement) of the Secretaries, general partners, managers or members (as appropriate) of each Borrower and Guarantor, certifying the names and true signatures of the officers or other authorized Persons of Borrower and Guarantor authorized to sign this Amendment; and

5.             Copies of this Amendment executed by each Obligor.

B.            Requisite Lenders shall have executed this Amendment.

C.            Borrowers shall pay to Agent for the benefit of each Lender executing this Amendment, an amendment fee equal 0.25% of the sum of such Lender’s Commitment after giving effect to this Amendment.

D.            An Opinion directed to Agent and the Lenders and issued by the counsel to the Borrowers and Guarantor (who must be an independent attorney-at-law licensed to practice in Pennsylvania) that (i) Borrowers and Guarantor are duly organized, validly existing, and in good standing in the state of such entity’s formation and the Borrowers are authorized to do business in all jurisdictions where such authorization is required, (ii) each Borrower and Guarantor has the power to enter into the transactions contemplated by this Amendment and by the Loan Agreement and Security Agreement, as amended; (iii) the transactions contemplated by this Amendment and by the Loan Agreement and Security Agreement, as amended, do not violate any provision of any Organizational Document, or any other document known to such counsel, affecting any Borrower or Guarantor; (iv) this Amendment has been duly executed and delivered by, and this Amendment and the Loan Agreement and Security Agreement, as amended, constitute the valid and binding obligations of, Borrowers and Guarantor, enforceable in accordance with their terms, except as limited by applicable bankruptcy or other laws affecting creditor’s rights generally; and (v) such other matters relating to the transactions contemplated herein as Agent or Agent’s counsel may reasonably request.

E.             On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken by any Obligor in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

F.             Company shall have paid to Reed Smith LLP, counsel to Agent, all fees and expenses invoiced through the date hereof.

Section 4.              OBLIGORS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement and Security Agreement in the manner provided herein, each Obligor represents and warrants to each Lender that the following statements are true, correct and complete:

A.            Corporate Power and Authority.  Each Obligor has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”) and the Security Agreement as amended by this Amendment (the “Amended Security Agreement”, together with the Amended Loan Agreement, the “Amended Agreements”).

B.            Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate, partnership or limited liability company action, as appropriate, on the part of each Obligor.

C.            No Conflict.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not (i) require any consent or approval of the shareholders, partners or members of any such entity not already obtained; (ii) contravene such entity’s Organizational Documents; (iii) violate any provision of or cause or result in a breach of or constitute a default under any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such entity; (iv) cause or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such entity is a party or by which it or its properties may be bound or affected; (v) cause or result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such Obligor except as contemplated by this Agreement; or (vi) violate any provision of any indenture, agreement, or other instrument to which any Borrower, Guarantor, or any of their respective properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

D.            Governmental Consents.  The execution and delivery by each Obligor of this Amendment and the performance by each Obligor of the Amended Agreements do not and will not require any authorization, consent, approval, license or exemption of, or any registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except as have been obtained.

E.             Binding Obligation.  This Amendment has been duly executed and delivered by each Obligor and this Amendment and the Amended Agreements are the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

F.             Incorporation of Representations and Warranties From Loan Documents.  After giving effect to this Amendment, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.            Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

Section 5.              MISCELLANEOUS

A.            Reference to and Effect on the Loan Agreement, the Security Agreement and the Other Loan Documents.

1.             On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.

2.             On and after the First Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Security Agreement, and each reference in the Loan Documents to the “Security Agreement”, “thereunder”, “thereof’ or words of like import referring to the Security Agreement shall mean and be a reference to the Amended Security Agreement.

3.             Except as specifically amended by this Amendment, the Loan Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.             The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement, the Security Agreement or any of the other Loan Documents, or serve to effect a novation of the Indebtedness.

B.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in Section 13.15 of the Loan Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.  This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Obligors, Agent and Lenders and receipt by Obligors and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 6.              ACKNOWLEDGEMENT AND CONSENT BY GUARANTOR

Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of Guarantor under its Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Guarantor further agrees that nothing in the Loan Agreement, Security Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Guarantor to any future amendment to the Loan Agreement or Security Agreement.

Section 7.              RELEASORS.

7.1          Each Borrower and Guarantor hereby acknowledges and agrees that, as of the First Amendment Effective Date, no right of offset, defense, counterclaim, claim, cause of action or objection in favor of any Borrower and Guarantor against the Lenders (including all lenders prior to the First Amendment Effective Date) or the Agent, any other agent or any Issuer exists arising out of or with respect to (i) the Indebtedness, the Loan Agreement, the Security Agreement or any of the other Loan Documents; (ii) any other documents evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans, the Commitment or the issuance of Letters of Credit or Tri-Party Agreements.

7.2          Each Borrower and Guarantor hereby expressly waives, releases and relinquishes any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against such Lenders, the Agent, the other agents or any Issuer, whether known or unknown, both at law and in equity, only to the extent arising out of any matter, cause or event occurring on or prior to the First Amendment Effective Date.

7.3          Each Borrower and Guarantor for itself, each other Borrower and Guarantor and their respective successors and assigns in interest and any person that may derivatively or otherwise assert a claim through or by any of the foregoing to the fullest extent permitted by applicable law (collectively, the “Releasors”) waives and releases against each Agent, each Issuer and each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (collectively, the “Releasees”), and covenants not to commence or pursue any litigation or action, claims, demands, causes of action, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, setoffs, recoupments, counterclaims, defenses, expenses, damages and/or judgments, whatsoever in law or in equity (whether matured, unmatured, contingent or non-contingent) that relate in any way, either directly or indirectly, to the Loan Agreement, the Security Agreement, any other Loan Documents, the transactions contemplated thereby or any action by Agents, Lenders or any other Releasee in any way related thereto, whether known or unknown, which each of the Releasors had, now has or may have, in each case only to the extent arising out of any matter, cause or event occurring prior to the First Amendment Effective Date.  Each of the Releasors hereby agrees that federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable thereto, to the extent that they apply to the matters released hereby, are knowingly and voluntarily waived and relinquished by such Releasors, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each of the Releasors hereby agrees and acknowledges that this waiver is an essential term of this Amendment, without which Agent and Lenders would not have entered into this Amendment.  Each of the Releasors represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any matter released hereby to any other Person.  In connection with the release in this Amendment, each of the Releasors acknowledges that it is aware it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which such Releasors now knows or believes to be true, with respect to the matters released herein.  Nevertheless, it is each of the Releasors’ intent in executing this Agreement to fully, finally and forever release and settle such matters to the extent they arise out of any matter, cause or event occurring prior to the First Amendment Effective Date.  In making this release, each of the Releasors has consulted with counsel concerning the effect thereof.

Section 8.              LIMITED WAIVER.

Each Borrower and Guarantor hereby represents and warrants that no Default or Event of Default with respect to such Borrower or Guarantor has occurred and continues to exist immediately prior to the occurrence of the First Amendment Effective Date and immediately prior to giving effect to the consummation of the First Amendment other than (i) the Obligors’ failure to comply with the Liquidity covenant in Section 8.8 of the Loan Agreement for the quarter ending on December 31, 2008 resulting in an Event of Default under Section 9.2 of the Loan Agreement (the “Liquidity Event of Default”), and (ii) the Obligors’ failure to comply with the requirement in Section 2.3.1.3 of the Loan Agreement to make a principal payment within five (5) Business Days after the delivery of the most recently delivered Borrowing Base Certificate in an amount that reduces the unpaid principal balance of all Loans to the Borrowing Base Availability set forth in such Borrowing Base Certificate resulting in an Event of Default under Section 9.1 of the Loan Agreement (the “Overadvance Payment Event of Default”, together with the Liquidity Event of Default, the “Prior Events of Default”).  In reliance upon such representation and warranty, upon the satisfaction of the conditions set forth in Section 3, the undersigned Lenders hereby waive the Prior Events of Default.  Without limiting the generality of the provisions of the covenants set forth in the Loan Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by the Borrowers and Guarantor with respect to the Prior Events of Default in the manner and to the extent described in this paragraph, and nothing in this paragraph shall be deemed to (a) constitute a waiver of compliance by Borrowers and Guarantor with respect to any term, provision or condition of the Loan Agreement or any other Loan Document or any other instrument or agreement referred to herein or therein or (b) prejudice any right or remedy that the Agent, Issuing Lender, any Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document or any other instrument or agreement referred to therein.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Limited Liability Company Borrowers:	Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC

[Borrowers’ signatures continued on the following page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

By:	Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Limited Partnership Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	Lawrence J. Dugan
			Name:	Lawrence J. Dugan
			Title:	Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	Garry P. Herdler
			Name:	Garry P. Herdler
			Title:	Executive Vice President and Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	Garry P. Herdler
		Name:	Garry P. Herdler
		Title:	Executive Vice President and Chief Financial Officer

[Agent’s signature continued on the next page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Agent:	Wachovia Bank, National Association

	By:	Nathan R. Rantala
		Name:	Nathan R. Rantala
		Title:	Director

[Lenders’ signature continued on the next page]

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

BANK OF AMERICA, N.A.

By:	Sean Finnegan
	Name:	Sean Finnegan
	Title:	Sr. Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

SOVEREIGN BANK

By:	William J. Crowley
	Name:	William J. Crowley
	Title:	Executive Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2008:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	Bernard T. Shields
	Name:	Bernard T. Shields
	Title:	Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY , 2009:

NATIONAL CITY BANK

By:
Name:
Title:

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

FIRSTRUST BANK

By:	Gary S. Kinn
Name: Gary S. Kinn
Title: SVP

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

GUARANTY BANK

By:	Linda Garcia
Name: Linda Garcia
Title: Senior Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

CITIZENS BANK OF PENNSYLVANIA

By:	Bruce G. Shearer
Name: Bruce G. Shearer
Title: Senior Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

TD BANK, NA, successor by merger to Commerce Bank, N.A.

By:	Robert E. Delany
Name: Robert E. Delany
Title: Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

SUNTRUST BANK

By:	Janet R. Naifeh
Name: Janet R. Naifeh
Title: Senior Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

REGIONS BANK, successor by merger to Amsouth Bank

By:	Daniel McClurkin
Name: Daniel McClurkin
Title: Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY , 2009:

FRANKLIN BANK, SSB

By:
Name:
Title:

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

COMERICA BANK

By:	Laura L. Benson
Name: Laura L. Benson
Title: Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY , 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Johanna Duke Paley
Name: Johanna Duke Paley
Title: SVP

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY , 2009:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY 11, 2009:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	Sean Finnegan
Name: Sean Finnegan
Title: Sr. Vice President

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF FEBRUARY , 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Schedule A  –  Schedule of Borrowers

Greenwood Financial Inc.
Masterpiece Homes, LLC
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Wheatley Meadows Associates, LLC
Parker Lancaster, Tidewater, L.L.C.
Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.

(Signature Page to First Amendment to Loan Agreement and Security Agreement)

Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
Orleans RHIL, LP
Realen Homes, L.P.

(Signature Page to First Amendment to Loan Agreement and Security Agreement)